Exhibit 99.1

                          Manchester Technologies, Inc.


      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report on Form 10-K for the fiscal year ended July 31, 2002 of Manchester Technologies, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Barry R. Steinberg, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                           /s/ BARRY R. STEINBERG
                                           ---------------------------
                                           Barry R. Steinberg
                                           President and Chief Executive Officer


Date:  October  28, 2002

                                                                 Exhibit 99.2

                          Manchester Technologies, Inc.


      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report on Form 10-K for the fiscal year ended July 31, 2002 of Manchester Technologies, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Elan Yaish, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                           /s/ ELAN YAISH
                                           ---------------------------
                                           Elan Yaish
                                           Chief Financial Officer


Date:  October 28, 2002